Putnam
American
Government
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

[GRAPHIC OMITTED: STAMPS]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Putnam American Government Income Fund entered fiscal 2002 as equity investors were fleeing to the safer havens of fixed-income securities, already sanctuaries for refugees of a prolonged stock market decline. The demand created by the influx of new investors had pushed bond prices higher and, as a consequence of their inverse relationship, sent yields lower.

After traversing a series of shifting trends, your fund ended the fiscal year on September 30, 2002, in an environment that was much the same as it was at the start, with the added negative of a possible war with Iraq. During the intervening period, the fund's management team focused on positioning the portfolio to protect principal and sought to take advantage of opportunities for increasing income.

As the managers explain in the following report, their endeavors met with mixed success. While the fund ended the year with positive absolute performance, it fell below the Lipper average for its category and underperformed its benchmark. All in all, however, the team believes the fund is now well positioned to meet the unfolding events of fiscal 2003.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

Several factors combined to help government securities provide strong performance during the 12 months ended September 30, 2002. These influences included the residual effects of September 11, a weak equity market, and uncertainty about a possible war with Iraq. The market's flight to quality helped boost the absolute return for Putnam American Government Income Fund during its 2002 fiscal year. For most of the year, your fund's management team looked to protect principal and add income by fine-tuning the portfolio to take advantage of shifting trends. More recently, a shift to a more defensive stance designed to insulate the fund against rising interest rates dampened relative returns. This development is reflected in the fund's one-year returns, which underperformed both the fund's benchmark index and the average for its Lipper category. For more information on performance, see page 7.

Total return for 12 months ended 9/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   7.31%   2.24%    6.44%  1.44%    6.45%  5.45%    6.88%   3.39%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* SAFETY WAS AT A PREMIUM IN THE MARKET

At the beginning of the fiscal year, investors were wrestling with the events of September 11 and were concerned about the potential effects the attacks would have on the economy. This fearful and cautious sentiment resulted in a flight to quality. Short-term interest rates and Treasury yields declined to very low levels that we felt would be unsustainable for very long. Our contention proved correct. During the final months of 2001 and into the first quarter of 2002, interest rates backed up as investors became more optimistic that U.S. economic growth would improve.


[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION*

                                9/30/01         3/31/02         9/30/02

Average effective maturity        6.1             10.4            7.6
Duration                          3.0              5.6            3.4

Footnote reads:
*This chart depicts the fund's average maturity and duration at 6-month intervals over the 12 months ended 9/30/02. Average effective maturity and duration stated in years are derived from calculations that incorporate assumptions about prepayment rates and cash flow of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.


This optimism reversed itself during the second and third quarters of 2002, however, as investors reacted to an exceptionally weak equity market. Fears about the possibility of a "double-dip" recession and the caution exhibited by the majority of market participants were reflected in a rapid decline in interest rates. Yields fell down to and through the lows reached shortly after September 11. As the stock market decline continued, more investors sought the relative safety offered by government securities. The more stable environment offered by the Treasury market also attracted those who were uncertain about the prospects of war with Iraq. Treasury yields fell to generational lows, even though the market was well aware that a significant new supply of Treasuries would come to market in the near future.

* TEAM EMPHASIZED INCOME AND DURATION

Our strategy with your fund's portfolio composition shifted as the year developed. When the fiscal year started, we felt that market yields reflected a longer economic downturn than what we expected, as investors reacted strongly to September 11. In response, we implemented a defensive duration strategy. Duration is a measure of the fund's sensitivity to changes in interest rates. Because bond prices move in the opposite direction of interest rates, we shorten the fund's duration when we expect rates to rise, looking to dampen the anticipated decline in value.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATION]

PORTFOLIO ALLOCATION*

Mortgage-backed securities -- 81.1%

U.S. Treasury securities -- 16.5%

Short-term investments -- 2.4%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Federal National Mortgage Association and the Government National Mortgage Association. Allocations will vary over time.


When we expect rates to fall, we lengthen the duration to take full advantage of bond price appreciation. We were able to soften the price declines that occurred in late 2001 and early 2002 by maintaining a relatively short duration -- keeping the fund less sensitive to rate shifts during a time when rates were rising. We also increased the fund's stake in mortgage-backed securities, which generally can be expected to outperform Treasuries within a rising-rate environment. This approach helped fund performance when rates did, in fact, move slightly higher. Once we believed that yields had stabilized somewhat, we extended the fund's duration. We felt that rates would remain steady or fall, which is exactly what happened. We continued to favor mortgage-backed securities because valuations in that sector remained attractive.

Fund Profile

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.


During the latter half of your fund's fiscal year, we resumed a very defensive duration posture. Nevertheless, we believe that interest rates should rise because of improved economic growth. In addition, yields should be pushed higher by the glut of new Treasury issuance expected to come to market as the federal government transitions from a short-lived surplus to a long-term deficit.

It is important to note that price appreciation was the dominant source of returns in the government-bond market during the past year. We believe that in 2003, returns will be more a reflection of coupon income. Protection of principal value will be important, due to our expectation that rates should rise. At the same time, we will maintain our focus on providing a strong yield.

* WEIGHTING IN MORTGAGE-BACKED  SECURITIES INCREASED

Our focus on harvesting yields was reflected in our decision to bring the fund's mortgage-backed securities weighting close to the high end of its range. We favored mortgage bonds issued by the Government National Mortgage Association (Ginnie Mae) over those offered by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). This preference is due to the added security Ginnie Maes provide, since they are backed by the full faith and credit of the U.S. government, while Fannie Maes and Freddie Macs are backed only by the credit of their issuing agencies. Additionally, Fannie Mae and Freddie Mac agency securities were affected by rekindled talk in Congress questioning the agencies' ability to manage risk effectively when they are growing at such a rapid pace. This negative rhetoric caused some concern among foreign investors, who had been large buyers of agency debentures.

Within the mortgage sector, we favored 30-year Ginnie Maes with 6% coupon rates, as well as Fannie Maes and Freddie Macs with 5.50% coupon rates. These lower-coupon mortgages offered muted prepayment risk. This is the risk that mortgage holders might pay off their home loans early in order to refinance. Consideration of prepayment risk is key when investing in mortgage-backed securities, because prepayments leave holders of such securities, such as your fund, with principal that must be reinvested at lower prevailing rates.

Outside of mortgages, we have focused on longer-term Treasury bonds with 10- and 30-year maturities. At the same time, we have dedicated a portion of assets to cash and short-term Treasury bills. Combined, these two allocations form a "barbell" structure intended to avoid intermediate-maturity Treasuries because they would be most susceptible to price declines if interest rates were to rise. The remainder of the fund's portfolio is invested in government-agency securities, where we have chosen 30-year Fannie Mae debentures as well as those maturing in 2010, in order to garner the additional yield they offered relative to comparable Treasuries.

* INTEREST RATES EXPECTED TO RISE IN 2003

We believe that growth in the U.S. economy will reach moderate levels as we head into 2003, supported by the monetary stimulus provided by the 11 cuts in short-term interest rates implemented by the Federal Reserve Board in 2001. In addition, we believe that increased government spending to make up for budget shortfalls should help sustain growth. An increase in economic growth should cause interest rates to rise, a belief that encourages us to protect the fund from the effects of rising rates, at the same time that we try to bolster returns by focusing on income. To that end, we currently favor mortgages over comparable alternatives in the Treasury and agency markets. Our focus on yields and shifting the fund to a defensive posture to protect it from rate increases may have been a bit premature. However, we believe that interest rates will soon be on the rise, which spurs us to protect your principal value while seeking acceptable levels of income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), Rob Bloemker
(Portfolio Member), Carl Bell, Andrea Burke, D. William Kohli, James Prusko, Michael Salm, John VanTassel, and David Waldman.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                    Class A         Class B         Class C         Class M
(inception dates)   (3/1/85)       (5/20/94)       (7/26/99)       (2/14/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            7.31%   2.24%   6.44%   1.44%   6.45%   5.45%   6.88%   3.39%
------------------------------------------------------------------------------
5 years          38.20   31.65   33.08   31.08   33.03   33.03   36.38   31.97
Annual average    6.68    5.65    5.88    5.56    5.87    5.87    6.40    5.70
------------------------------------------------------------------------------
10 years         82.93   74.33   69.24   69.24   69.52   69.52   78.38   72.49
Annual average    6.23    5.71    5.40    5.40    5.42    5.42    5.96    5.60
------------------------------------------------------------------------------
Annual average
(life of fund)    7.56    7.26    6.66    6.66    6.74    6.74    7.22    7.02
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                              Lehman Intermediate       Consumer
                              Treasury Bond Index      price index
------------------------------------------------------------------------------
1 year                              8.34%                 1.46%
------------------------------------------------------------------------------
5 years                            44.20                 12.09
Annual average                      7.60                  2.31
------------------------------------------------------------------------------
10 years                           91.44                 27.95
Annual average                      6.71                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                      8.54                  3.08
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/92

                                   Lehman Intermediate
               Fund's class A         Treasury Bond         Consumer price
Date           shares at POP             Index                  index

9/30/92            9,525                 10,000                10,000
9/30/93           10,216                 10,768                10,269
9/30/94            9,802                 10,605                10,573
9/30/95           11,117                 11,725                10,842
9/30/96           11,521                 12,231                11,168
9/30/97           12,614                 13,276                11,415
9/30/98           14,107                 14,712                11,578
9/30/99           13,808                 14,818                11,875
9/30/00           14,680                 15,720                12,286
9/30/01           16,245                 17,670                12,611
9/30/02          $17,433                $19,144                12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,924 and $16,952, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,838 ($17,249 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12            12            12            12
------------------------------------------------------------------------------
Income                $0.417        $0.352        $0.354        $0.393
------------------------------------------------------------------------------
Capital gains            --            --            --            --
------------------------------------------------------------------------------
  Total               $0.417        $0.352        $0.354        $0.393
------------------------------------------------------------------------------
Share value:         NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
9/30/01             $8.87   $9.31    $8.82         $8.85      $8.90   $9.20
------------------------------------------------------------------------------
9/30/02              9.08    9.53     9.02          9.05       9.10    9.41
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1               4.36%   4.15%    3.59%         3.71%      4.09%   3.96%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2          3.46    3.35     2.72          2.72       3.21    3.15
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2002



THE FUND'S PORTFOLIO
September 30, 2002

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (107.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Obligations  (87.2%)
-------------------------------------------------------------------------------------------------------------------
        $21,150,253 Federal Home Loan Mortgage Corporation 7 1/2s, October 1, 2029                      $22,379,506
         16,485,602 Federal National Mortgage Association Adjustable Rate Mortgages
                    6.606s, September 1, 2031                                                            17,054,191
                    Federal National Mortgage Association Pass-Through Certificates
         30,021,368 7 1/2s, with due dates from September 1, 2016 to
                    September 1, 2031                                                                    31,697,127
         49,284,886 7 1/2s, with due dates from May 1, 2011 to August 1, 2016                            52,370,422
         43,045,000 7 1/4s, May 15, 2030                                                                 54,183,755
        113,150,000 7 1/4s, January 15, 2010                                                            136,707,830
          2,623,411 6 1/2s, with due dates from September 1, 2016 to April 1, 2031                        2,741,205
        238,061,780 6s, with due dates from October 1, 2030 to October 1, 2032                          244,734,653
         24,500,000 TBA, 6s, October 1, 2031                                                             25,158,560
        220,992,895 5 1/2s, with due dates from April 1, 2016 to October 1, 2017                        227,795,059
                    Government National Mortgage Association Pass-Through Certificates
          2,175,163 8 1/2s, with due dates from August 15, 2019 to December 15, 2024                      2,378,360
             23,162 8 1/2s, with due dates from February 15, 2005 to April 15, 2006                          24,558
          6,228,356 8s, with due dates from September 15, 2019 to May 15, 2030                            6,750,404
          3,365,406 8s, with due dates from November 15, 2003 to April 15, 2008                           3,644,367
         48,192,828 7 1/2s, with due dates from February 15, 2022 to February 15, 2032                   51,475,287
        160,018,296 7s, with due dates from November 15, 2022 to May 15, 2032                           168,066,102
         31,500,000 TBA, 7s, October 1, 2032                                                             33,065,235
        144,787,686 6 1/2s, with due dates from October 15, 2025 to June 15, 2032                       151,093,530
          1,455,000 6s, with due dates from October 15, 2023 to June 15, 2029                             1,518,724
        213,000,000 TBA, 6s, October 1, 2032                                                            220,455,000
                    Tennessee Valley Authority
         11,800,000 6 1/4s, December 15, 2017                                                            13,662,040
          4,940,000 5 3/8s, November 13, 2008                                                             5,454,847
                                                                                                      -------------
                                                                                                      1,472,410,762

U.S. Treasury Obligations (20.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         16,475,000 8s, November 15, 2021                                                                23,295,321
         51,500,000 6 1/4s, May 15, 2030 (SEG)                                                           62,833,605
         55,235,000 6s, February 15, 2026                                                                64,385,230
         28,515,000 5 3/8s, February 15, 2031                                                            31,687,294
                    U.S. Treasury Notes
         25,505,000 4 3/8s, May 15, 2007                                                                 27,528,312
         14,493,830 3 5/8s, January 15, 2008                                                             15,988,434
          3,281,000 3 1/2s, November 15, 2006                                                             3,420,443
        346,395,000 U.S. Treasury Strip, Principle Only (PO) Series SO, zero %,
                    November 15, 2024                                                                   110,309,488
                                                                                                     --------------
                                                                                                        339,448,127
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,737,847,316)                                                            $1,811,858,889

COLLATERALIZED MORTGAGE OBLIGATIONS (11.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
        $13,717,606 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                  $14,789,362
         94,010,000 Ser. T-16, Class A3, 7 1/2s, 2042                                                   101,355,001
          6,897,168 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   7,436,044
          3,399,257 Ser. 02-T4, Class A3, 7 1/2s, 2041                                                    3,664,841
            434,704 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      468,667
          1,338,739 Ser. 02-T6, Class A2, 7 1/2s, 2031                                                    1,443,335
          4,813,028 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                   5,189,070
          7,845,988 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                    8,458,995
          5,741,716 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    6,190,316
            210,878 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                      227,354
         60,238,216 Ser. 319, Class 2, Interest Only (IO), 2.408s, 2032                                   8,470,999
         24,627,054 Ser. 318, Class 2, IO, 1.187s, 2032                                                   4,352,068
          1,297,546 Federal Home Loan Mortgage Corp. Structured Pass-Through
                    Securities Ser. T-42, Class A5, 7 1/2s, 2042                                          1,398,923
                    Freddie Mac
         14,661,683 Ser. 204, IO, 2.518s, 2029                                                            2,190,089
         49,383,773 Ser. 212, IO, 1.178s, 2031                                                            6,882,863
        143,369,175 Ser. 216, IO, 0.694s, 2032                                                           25,560,000
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $230,139,465)                                                                $198,077,927

SHORT-TERM INVESTMENTS (2.9%) (a) (cost $49,000,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $49,000,000 Interest in $138,000,000 joint tri-party repurchase agreement dated September 30, 2002 with Goldman Sachs & Co. due
                    October 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $49,002,654 for an effective
                    yield of 1.95%                                                                      $49,000,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,016,986,781)                                          $2,058,936,816
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,689,449,091.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2002.

      TBA after the name of a security represents to be announced securities (Note 1).

------------------------------------------------------------------------------
TBA Sales Commitments at September 30, 2002
(proceeds receivable $413,283,078)
                                         Principal   Settlement       Market
Agency                                    Amount        Date          Value
------------------------------------------------------------------------------
FHLMC Gold, 7 1/2s, October 2032       $18,600,000    10/15/02     $19,611,468
FNMA,  7 1/2s, October 2032             25,900,000    10/15/02      27,332,529
FNMA, 6s, October 2032                 258,175,855    10/15/02     265,115,622
GNMA, 7 1/2s, October 2032              44,500,000    10/23/02      47,267,010
GNMA, 6 1/2s, October 2032              32,133,000    10/23/02      33,518,575
GNMA, 6s, October 2032                  20,500,000    10/23/02      21,217,500
------------------------------------------------------------------------------
                                                                  $414,062,704
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2002
                                     Aggregate Face  Expiration    Unrealized
                      Market Value        Value         Date      Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr. (Short)         $12,517,875     $12,360,479     Dec-02        $(157,396)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,016,986,781) (Note 1)                                    $2,058,936,816
-------------------------------------------------------------------------------------------
Cash                                                                                194,955
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   12,212,919
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,069,958
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  415,049,864
-------------------------------------------------------------------------------------------
Total assets                                                                  2,491,464,512

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                67,500
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                381,134,126
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,948,768
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,274,912
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          203,943
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       108,252
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,676
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,059,293
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$413,283,078) (Note 1)                                                          414,062,704
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              151,247
-------------------------------------------------------------------------------------------
Total liabilities                                                               802,015,421
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,689,449,091

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,928,235,915
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (279,799,837)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       41,013,013
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,689,449,091

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,412,247,582 divided by 155,617,467 shares)                                        $9.08
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.08)*                                $9.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($231,723,703 divided by 25,683,411 shares)**                                         $9.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,838,665 divided by 1,528,928 shares)**                                           $9.05
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,557,553 divided by 1,159,585 shares)                                             $9.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.10)*                                $9.41
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($21,081,588 divided by 2,323,895 shares)                                             $9.07
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2002
Interest income:                                                                $82,796,588
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,896,639
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,154,805
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    33,464
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,527
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,425,589
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,826,390
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                98,027
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                44,436
-------------------------------------------------------------------------------------------
Other                                                                               553,615
-------------------------------------------------------------------------------------------
Total expenses                                                                   17,059,492
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (155,479)
-------------------------------------------------------------------------------------------
Net expenses                                                                     16,904,013
-------------------------------------------------------------------------------------------
Net investment income                                                            65,892,575
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                31,550,153
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,075,156)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
and TBA sale commitments during the year                                         13,175,973
-------------------------------------------------------------------------------------------
Net gain on investments                                                          43,650,970
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $109,543,545
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $65,892,575           $83,213,134
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       30,474,997            49,746,191
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             13,175,973            24,852,316
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  109,543,545           157,811,641
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (64,565,936)          (75,259,280)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (7,241,793)           (6,513,919)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (389,654)             (246,114)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (392,358)             (416,877)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (841,940)             (228,626)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (15,107,058)           61,487,050
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           21,004,806           136,633,875

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,668,444,285         1,531,810,410
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $2,739,829, respectively)             $1,689,449,091        $1,668,444,285
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.45        $8.42        $9.11        $8.65
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .37          .46          .49          .46          .50
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .26          .42          .02 (d)     (.65)         .49
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .63          .88          .51         (.19)         .99
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.46)        (.48)        (.50)        (.53)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.46)        (.48)        (.50)        (.53)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.08        $8.87        $8.45        $8.42        $9.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.31        10.66         6.32        (2.12)       11.83
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,412,248   $1,443,830   $1,401,126   $1,557,539   $1,500,157
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .98          .99          .97          .98         1.01
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.24         5.30         5.84         5.30         5.72
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.82        $8.42        $8.39        $9.08        $8.61
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .30          .39          .42          .39          .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .25          .40          .03(d)      (.64)         .53
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .55          .79          .45         (.25)         .94
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.39)        (.42)        (.44)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.35)        (.39)        (.42)        (.44)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.02        $8.82        $8.42        $8.39        $9.08
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.44         9.65         5.52        (2.83)       11.20
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $231,724     $186,429     $120,616     $165,020      $86,302
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.73         1.74         1.72         1.73         1.76
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.49         4.55         5.09         4.56         4.87
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                       Year ended September 30       to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.43        $8.41        $8.42
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .30          .39          .42          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .25          .42          .03 (d)       -- (f)
----------------------------------------------------------------------------------------
Total from
investment operations                    .55          .81          .45          .07
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.39)        (.43)        (.08)
----------------------------------------------------------------------------------------
Total distributions                     (.35)        (.39)        (.43)        (.08)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.05        $8.85        $8.43        $8.41
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.45         9.88         5.50         0.80*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,839       $8,498       $3,012         $240
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.73         1.74         1.72          .32*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.49         4.48         5.09          .87*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                339.11 (g)   372.36 (g)   447.42       240.06 (e)
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.48        $8.45        $9.14        $8.66
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .35          .44          .46          .44          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24          .41          .03(d)      (.65)         .53
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .59          .85          .49         (.21)         .99
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.43)        (.46)        (.48)        (.51)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.43)        (.46)        (.48)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.10        $8.90        $8.48        $8.45        $9.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.88        10.33         6.00        (2.36)       11.76
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,558       $9,094       $7,057       $7,624       $3,871
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.23         1.24         1.22         1.23         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.98         5.05         5.59         5.06         5.34
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  July 2, 2001+
operating performance                 Sept. 30   to Sept. 30
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.56
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (c)                .39          .11
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .25          .31
--------------------------------------------------------------
Total from
investment operations                    .64          .42
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.44)        (.11)
--------------------------------------------------------------
Total distributions                     (.44)        (.11)
--------------------------------------------------------------
Net asset value,
end of period                          $9.07        $8.87
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.49         4.96*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,082      $20,594
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73          .19*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.48         1.23*
--------------------------------------------------------------
Portfolio turnover (%)                339.11 (d)   372.36 (d)
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
September 30, 2002

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage-backed securities, are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $277,591,000 available to offset future capital gains, if any. This amount includes approximately $1,667,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam High Quality Bond Fund in 1999. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $231,170,000    September 30, 2003
     1,667,000    September 30, 2006
    44,754,000    September 30, 2008

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $667,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, and unrealized and realized gains and losses on certain futures contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. For the year ended September 30, 2002, the fund reclassified $4,799,277 to decrease distributions in excess of net investment income and $4,799,277 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                             $73,310,335
Unrealized depreciation                             (33,050,006)
                                           --------------------
Net unrealized appreciation                          40,260,329
Undistributed ordinary income                                --
Capital loss carryforward                          (277,591,149)
Post October loss                                      (667,411)
Cost for federal income
tax purposes                                     $2,018,676,487

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2002, the fund's expenses were reduced by $155,479 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,800 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $112,727 and $1,578 from the sale of class A and class M shares, respectively, and received $563,357 and $6,668 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received $97,029 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2002, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $13,671,564,610 and $13,685,166,890, respectively.

Note 4
Capital shares

At September 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 76,306,971        $675,946,147
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,709,581          41,571,843
---------------------------------------------------------------------------
                                            81,016,552         717,517,990

Shares repurchased                         (88,207,675)       (779,802,989)
---------------------------------------------------------------------------
Net decrease                                (7,191,123)       $(62,284,999)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 69,307,172        $600,433,852
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,485,069          47,277,749
---------------------------------------------------------------------------
                                            74,792,241         647,711,601

Shares repurchased                         (77,786,952)       (672,855,041)
---------------------------------------------------------------------------
Net decrease                                (2,994,711)       $(25,143,440)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,993,489        $123,700,759
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               643,422           5,655,066
---------------------------------------------------------------------------
                                            14,636,911         129,355,825

Shares repurchased                         (10,090,116)        (88,679,976)
---------------------------------------------------------------------------
Net increase                                 4,546,795         $40,675,849
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,662,265        $161,485,018
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               585,781           5,027,398
---------------------------------------------------------------------------
                                            19,248,046         166,512,416

Shares repurchased                         (12,442,382)       (106,814,183)
---------------------------------------------------------------------------
Net increase                                 6,805,664         $59,698,233
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,774,708         $15,707,263
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                37,738             332,578
---------------------------------------------------------------------------
                                             1,812,446          16,039,841

Shares repurchased                          (1,244,008)        (10,954,686)
---------------------------------------------------------------------------
Net increase                                   568,438          $5,085,155
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,315,660         $11,406,345
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,738             213,190
---------------------------------------------------------------------------
                                             1,340,398          11,619,535

Shares repurchased                            (737,008)         (6,356,931)
---------------------------------------------------------------------------
Net increase                                   603,390          $5,262,604
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    920,237          $8,181,734
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,528             350,097
---------------------------------------------------------------------------
                                               959,765           8,531,831

Shares repurchased                            (822,311)         (7,275,423)
---------------------------------------------------------------------------
Net increase                                   137,454          $1,256,408
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    916,790          $7,952,637
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                40,267             348,467
---------------------------------------------------------------------------
                                               957,057           8,301,104

Shares repurchased                            (767,508)         (6,655,678)
---------------------------------------------------------------------------
Net increase                                   189,549          $1,645,426
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,037,132         $18,107,007
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                95,223             841,940
---------------------------------------------------------------------------
                                             2,132,355          18,948,947

Shares repurchased                          (2,130,714)        (18,788,418)
---------------------------------------------------------------------------
Net increase                                     1,641            $160,529
---------------------------------------------------------------------------

                                               For the period July 2, 2001
                                           (commencement of operations) to
                                                        September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,527,610         $21,811,489
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                26,296             228,626
---------------------------------------------------------------------------
                                             2,553,906          22,040,115

Shares repurchased                            (231,652)         (2,015,888)
---------------------------------------------------------------------------
Net increase                                 2,322,254         $20,024,227
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to October 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments Trust             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of September 30, 2002,
  there were 103 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments Trust, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments
Executive Vice President,                                        Trust and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments Trust and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments Trust
Principal Accounting
Officer

Karnig H. Durgarian                Since 2002                    Senior Managing Director of Putnam
(1/13/56),Vice President and                                     Investments Trust
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director of Putnam
(6/27/58), Vice President and                                    Investments Trust
Principal Financial Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        Trust and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments
(10/31/63), Vice President                                       Trust and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments
(8/25/54),                                                       Trust, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments Trust and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Mr. Oristaglio was a Managing Director at
                                                                 Swiss Bank Corp.

Kevin M. Cronin (6/13/61),         Since 1998                    Managing Director of Putnam Management
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Kevin M. Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN027-84057  033/292/895  11/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam American Government Income Fund
Supplement to Annual Report dated 9/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
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Total return for periods ended 9/30/02

                                                      NAV
1 year                                               7.49%
5 years                                             38.48
Annual average                                       6.73
10 years                                            83.31
Annual average                                       6.25
Life of fund (since class A inception, 3/1/85)
Annual average                                       7.57

Share value:                                          NAV
9/30/01                                              8.87
9/30/02                                              9.07
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Distributions:                  No.     Income     Capital gains    Total
                                12      $0.441          --         $0.441
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.